                      SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C. 20549


                                ______________

                                   FORM 8-K

                                CURRENT REPORT
                    PURSUANT TO SECTION 13 OR 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


     Date of report (Date of earliest event reported):  November 18, 1998


                              Discreet Logic Inc.
            -------------------------------------------------------
            (Exact name of Registrant as specified in its charter)

            Quebec                        0-26100               98-0150790
 ------------------------------         -----------         ------------------
(State or Other Jurisdiction of         (Commission         (I.R.S. Employer
 Incorporation or Organization)         File Number)        Identification No.)


10 Duke Street
Montreal, Quebec, Canada                                          H3C 2L7
-------------------------------                                  ---------
(Address of Principal executive                                  (Zip Code)
 Offices)




     Registrant's telephone number, including area code:  (514) 393-1616
                                                           -------------
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Item 5.  Other Events.

        On November 18, 1998, Discreet Logic Inc. ("Discreet") entered into a Second Amended and Restated Agreement and Plan of Acquisition and Amalgamation (the "Amended Agreement") dated as of November 18, 1998 by and among Autodesk, Inc. ("Autodesk"), Autodesk Development, B.V., an indirect subsidiary of Autodesk, 9066-9771 Quebec Inc., a wholly-owned subsidiary of Autodesk Development, B.V., Autodesk Canada, Inc., an indirect subsidiary of Autodesk, 9066-9854 Quebec Inc., an indirect subsidiary of Autodesk, and Discreet. The Amended Agreement amends and restates the definitive acquisition agreement entered into by the parties on August 20, 1998, as amended and restated on September 23, 1998, pursuant to which Discreet will become a wholly-owned subsidiary of Autodesk (the "Transaction").

        The Amended Agreement, among other things, provides for Autodesk to issue 0.48 shares of its common stock for each outstanding common share of Discreet, which reduces the originally announced exchange ratio of 0.525, and provides for the increase of the companies' reciprocal termination fees.

        The Transaction is expected to be accounted for as a pooling-of-interests and is subject to several conditions as specified in the Amended Agreement, including approval by the stockholders of Autodesk and shareholders of Discreet.

        The Amended Agreement is filed as Exhibit 2.1 to this Current Report on Form 8-K and is incorporated herein by this reference. The information contained in the joint press release of Autodesk and Discreet, dated November 18, 1998, attached as Exhibit 99.1 to this Current Report on Form 8-K is also incorporated by reference. The foregoing summary of the Amended Agreement is qualified in its entirety by reference to the Amended Agreement.
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Item 7.  Financial Statements and Exhibits.

         (a)  Financial Statements of Business Acquired.

              Not applicable.

         (b)  Pro Forma Financial Information.

              Not applicable.

         (c)  Exhibits.


Exhibit No.   Description
-----------   -----------
2.1           Second Amended and Restated Agreement and Plan of Acquisition and
              Amalgamation dated as of November 18, 1998 by and among Autodesk, Inc., Autodesk Development, B.V., 9066-9771 Quebec Inc., Autodesk
              Canada, Inc., 9066-9854 Quebec Inc. and Discreet Logic Inc.

99.1          Joint Press Release of Discreet Logic Inc. and Autodesk, Inc.
              dated November 18, 1998.
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                                  SIGNATURES


        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                          DISCREET LOGIC INC.
                                          (Registrant)


Date:  November 19, 1998                  By:  /s/ Francois Plamondon
                                               ----------------------
                                          Francois Plamondon
                                          Executive Vice President,
                                          Chief Financial Officer,
                                          Treasurer and Secretary
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                                 EXHIBIT INDEX
                                 -------------


Exhibit No.                       Description
-----------                       -----------

2.1 Second Amended and Restated Agreement and Plan of Acquisition and Amalgamation dated as of November 18, 1998 by and among Autodesk, Inc., Autodesk Development, B.V, 9066-9771 Quebec Inc., Autodesk Canada, Inc., 9066-9854 Quebec Inc. and Discreet Logic Inc.

99.1           Joint Press Release of Discreet Logic Inc. and Autodesk, Inc.
               dated November 18, 1998.